                                                                    EXHIBIT 99.3
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of December 1, 2005
(this "Agreement"), is entered into between KeyBank National Association (the
"Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of December 1, 2005 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital
Markets, Inc. as master servicer (in such capacity, the "Master Servicer"), J.E.
Robert Company, Inc. as special servicer (in such capacity, the "Special
Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and ABN
AMRO Bank N.V. as fiscal agent. Capitalized terms used but not defined herein
(including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
December 1, 2005 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), IXIS
Securities North America Inc. ("IXIS Securities"), KeyBanc Capital Markets, a
Division of McDonald Investments Inc. ("McDonald Investments"), Morgan Stanley &
Co. Incorporated ("Morgan Stanley") and Goldman, Sachs & Co. ("Goldman Sachs";
Merrill Lynch, Countrywide Securities, IXIS Securities, McDonald Investments,
Morgan Stanley and Goldman Sachs, collectively, in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of December 1,
2005 (the "Certificate Purchase Agreement"), with Merrill Lynch, for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms

hereof. The Mortgage Loans are expected to have an aggregate principal balance of $221,247,029 (the "KeyBank Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The KeyBank Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date
(after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance
(the "Cut-off Date Pool Balance") of $3,073,749,461 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on December 7, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 97.90792% of the
KeyBank Mortgage Loan Balance as of the Cut-off Date, plus (ii) $191,377, which amount represents the amount of interest accrued on the KeyBank Mortgage Loan
Balance, as agreed to by the Seller and the Purchaser.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and

                                        2

instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Trust Mortgage Loan shall contain the following documents:

          (i) (A) the original executed Mortgage Note for the subject Mortgage
     Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
     LaSalle Bank National Association, as trustee for the registered holders of
     Merrill Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CKI1, or in blank, and (B) in the case of a Loan
     Combination, a copy of the executed Mortgage Note for each related
     Non-Trust Loan;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
     and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CKI1 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage
     Pass-Through Certificates, Series 2005-CKI1, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CKI1, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CKI1 (or, in the case of a
     Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CKI1,
     Commercial Mortgage Pass-Through Certificates, Series 2005-CKI1,

                                        3

     and in its capacity as lead lender on behalf of the holder of the related
     Non-Trust Loan(s)), or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust
     2005-CKI1, Commercial Mortgage Pass-Through Certificates, Series 2005-CKI1,
     as assignee (or, in the case of a Loan Combination, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CKI1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

          (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) any intercreditor agreement relating to permitted debt of the
     Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit, in each case relating to the subject Mortgage Loan;

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

          (xiii) if such Trust Mortgage Loan is part of a Loan Combination, a copy of the related Loan Combination Intercreditor Agreement.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

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          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and
Servicing Agreement, and (c) are in the possession or under the control of the
Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

                                        5

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the
Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan
Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement
Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
     Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C)
     general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B)
     violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition

                                        6

     (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

                                        7

          (c) If the Seller receives written notice of a Document Defect or a
Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing
Agreement) not later than the end of such 90-day period or (ii) substitute a
Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the Master Servicer for deposit into the Collection
Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage
Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or
Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document
Defect (other than with respect to the Specially Designated Mortgage Loan
Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject

                                        8

Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the greater of (A) the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution and (B) the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, as of the
Cut-off Date, and (2) the weighted average loan to-value ratio for the remaining
Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the lesser of (A) the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the
Special Servicer at the expense of the Seller and (B) the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed
Loan, as of the Cut-off Date; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the
Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on
"prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related
Document Defect or Breach exists or to repurchase or substitute for all of the
Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related borrower. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a
Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document
Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document
Defect or Breach to be cured or repurchase or substitute for the affected
Mortgage Loan.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed

                                        9

Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in
connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the
Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the Master Servicer or the Special
Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the

                                       10

Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects.
To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section
3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on
Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and Servicing Agreement) or Substitution Shortfall
Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the
Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

                                       11

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                       12

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

                                       13

          (f) One or more letters from the independent accounting firm of Ernst
& Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus and Prospectus Supplement, respectively; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of December 1, 2005, among the
Seller, Merrill Lynch Mortgage Lending, Inc., Countrywide Commercial Real Estate
Finance, Inc., IXIS Real Estate Capital Inc., the Purchaser, the Underwriters
and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of December 7, 2005, between the Seller and KeyCorp Real Estate Capital Markets, Inc., duly executed by such parties;

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement

                                       14

Memorandum, dated as of December 1, 2005 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the
Specified Portions of the Memorandum, as of the date thereof or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Mortgage Loan Sellers",
"Summary of Prospectus Supplement--The Mortgage Loans And The Mortgaged Real
Properties," "Risk Factors" and "Description of the Mortgage Pool". The
"Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum);

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the articles of association and bylaws of the Seller, and (iii) a certificate of corporate existence of the Seller issued by the Office of the Comptroller of the Currency not earlier than thirty (30)
days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller relating to corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the
Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the
Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement

                                       15

prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the
Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution
Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder;
(iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or

                                       16

personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO EACH
IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON
CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                                       17

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed
Loan Group only one original of any

                                       18

document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in
such Crossed Loan Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

                                       19

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER
                                        KEYBANK NATIONAL ASSOCIATION

                                        By: /s/ Clay M. Sublett
                                            ------------------------------------
                                            Name: Clay M. Sublett
                                            Title: Authorized Official

                                        Address for Notices:

                                        KeyBank National Association
                                        c/o KeyCorp Real Estate Capital
                                        911 Main Street, Suite 1500
                                        Kansas City, Missouri 64105
                                        Telecopier No.: (816) 221-8848
                                        Telephone No.: (816) 460-2120
                                        Attention: Clay M. Sublett

                                        with a copy to:

                                        Robert C. Bowes
                                        KeyBank National Association
                                        127 Public Square
                                        Cleveland, Ohio 44114
                                        Telecopier No.: (216) 689-5681
                                        Telephone No.:

                                        PURCHASER
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ George H. Kok
                                            ------------------------------------
                                            Name: George H. Kok
                                            Title: Vice President

                                        Address for Notices:

                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-7684
                                        Telephone No.: (212) 449-3611
                                        Attention: David M. Rodgers or Director,
                                        CMBS Securitization

                                        with a copy to:

                                        Robert M. Denicola, Esq.
                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
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                    KEYBANK MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in December 2005, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in December
2005, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing

interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e)
the rights of tenants (as tenants only) under leases (including subleases)
pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any

                                       I-2

amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related
Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy

                                       I-3

contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related
Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related

                                       I-4

Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to
125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full.
Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its

                                       I-5

successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance

                                       I-6

was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of::(1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such

                                       I-7

charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
     Mortgage in accordance with the provisions of such Ground Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter

                                       I-8

     further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage

                                      I-9

     lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage
Loan is directly secured by an interest in real property (within the meaning of
Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of
Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust
Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

                                      I-10

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized

                                      I-11

Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

                                      I-12

          33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage
Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

                                      I-13

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment
Date, and assuming it is not otherwise in default, (i) the rate at which such
ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted for filing and/or recording to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Except as disclosed in the
Prospectus Supplement, each Mortgage Loan begins to amortize prior to its Stated
Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment
Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage

                                      I-14

Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

                                      I-15

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

                                   [Attached]

EXCEPTION 2 / OWNERSHIP OF MORTGAGE LOANS:
-----------------------------------------

         A third party is entitled to a correspondent fee with respect to each of the following Mortgage Loans:

         10027878 / Groveport Square Shopping Center
         10027921 /  Centennial - Hanford
         10027344 / Columbia IV Shopping Center

EXCEPTION 4 / LIEN; VALID ASSIGNMENT:
------------------------------------

         With respect to Loan Nos. 10027171/Shoppes at Plantation and
10027344/Columbia IV Shopping Center, each related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an
Affiliate thereof) and is not included in the sale by the Seller to the
Purchaser. The related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

EXCEPTION 5/ASSIGNMENT OF LEASES AND RENTS:
------------------------------------------

         With respect to Loan Nos. 10027171/Shoppes at Plantation and
10027344/Columbia IV Shopping Center, each related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an
Affiliate thereof) and is not included in the sale by the Seller to the
Purchaser. The related Assignment of Leases secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

EXCEPTION 6/MORTGAGE STATUS; WAIVERS AND MODIFICATIONS
------------------------------------------------------

         With respect to Loan No. 10027939/Orchard  Hardware Plaza, a modification of the Mortgage to correct a scrivener's error is pending.

EXCEPTION 8/TITLE INSURANCE:
---------------------------

         With respect to Loan Nos. 10027171/Shoppes at Plantation and
10027344/Columbia IV Shopping Center, each related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an
Affiliate thereof) and is not included in the sale by the Seller to the
Purchaser. The Mortgage and title insurance policy are each in the amount of the sum of the principal balances of the Mortgage Loan and the corresponding subordinate "B Loan".

EXCEPTION 10/MORTGAGE PROVISIONS:
--------------------------------

         With respect to Loan No. 10026982 / Waterfall Plaza Shopping Center,
the related mortgage Loan documents provide that insurance coverage for acts of terrorism is not required if the premium attributable to terrorism coverage exceeds 25% of the cost of the most recent premium for the related Mortgagor's commercial property insurance policy.

EXCEPTION 18/MATERIAL LEASEHOLD ESTATE:
--------------------------------------

         The following exceptions apply with respect to Loan No. 10027491 /
Monroe Plaza Shopping Center:

         (v)    The Ground Lease requires the lessor thereunder to give notice of a default by the lessee to the mortgagee, but it does not expressly provide that no notice of termination is effective against the mortgagee unless a copy has been delivered to such mortgagee.

         (viii) The Ground Lease provides that in the event of the termination of the Ground Lease prior to the expiration of the term for any reason other than a total condemnation, the mortgagee shall have the option to obtain a new lease, but the Ground Lease does not expressly provide require a new lease following a rejection in bankruptcy.

EXCEPTION 23/OTHER MORTGAGE LIEN:
--------------------------------

         With respect to Loan Nos. 10027171/Shoppes at Plantation and
10027344/Columbia IV Shopping Center, each related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an
Affiliate thereof) and is not included in the sale by the Seller to the
Purchaser. The related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

EXCEPTION 27/CROSS-COLLATERALIZATION:
------------------------------------

         With respect to Loan Nos. 10027171/Shoppes at Plantation and
10027344/Columbia IV Shopping Center, each related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an
Affiliate thereof) and is not included in the sale by the Seller to the
Purchaser. The related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

EXCEPTION 35/SINGLE PURPOSE ENTITY:
----------------------------------

         With respect to Loan No. 10027491/Monroe Plaza Shopping Center, the
related  Mortgagor is not a Single Purpose Entity.

EXCEPTION 37/TAX PARCELS:
------------------------

         With respect to Loan No. 10027344/Columbia IV Shopping Center, the
Mortgaged Property does not constitute a separate tax lot, but Seller is escrowing for taxes for the entire tax parcel until such time that the Mortgaged
Property does constitute a separate tax lot.

EXCEPTION 41/COMMENCEMENT OF AMORTIZATION:
-----------------------------------------

         Loan No. 10028359/Chase Village Apartments provides for interest only payments throughout the term of the Mortgage Loan.

         Loan No. 10028546/Branbury Park Apartments provides for interest only payments for 60 months, but the related Mortgagor has the option to extend the interest only payments for the remainder of the term of the Mortgage Loan if an updated appraisal of the Mortgaged Property reflects specified loan to value and debt service coverage ratios.

EXCEPTION 42/SERVICING RIGHTS:
-----------------------------

         A third party is entitled to a correspondent fee with respect to each of the following Mortgage Loans:

         10027878 / Groveport Square Shopping Center
         10027921 / Centennial - Hanford
         10027344 / Columbia IV Shopping Center

EXCEPTION 47/OPERATING STATEMENTS:
---------------------------------

         With respect to Loan Nos. 10026947 / Holden Commons Shopping Center,
10027732 / Raymour & Flanigan Showroom, 10027878 / Groveport Square Shopping
Center and 10027912 / St. Armand's Circle, the Mortgage Loan documents do not require the delivery of an annual financial statement of the related Mortgagor, but do require the delivery of an annual balance sheet of the related Mortgagor and an annual operating statement with respect to the Mortgaged Property.

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

[None.]

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

[None.]

                             ANNEX D (TO SCHEDULE I)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 45)

[None.]

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [ATTACHED]

MLMT 2005 - CKI1 KEYBANK MORTGAGE LOAN SCHEDULE

                                                            [   ] Loan Level
                                                            [   ] Property Level

                                                 MORTGAGE
LOAN #  PROPERTY NAME                            LOAN SELLER  PROPERTY TYPE  ADDRESS
------  ---------------------------------------  -----------  -------------  ----------------------------------------

   16   Hudson Park                              Key          Multifamily    323 West 96th Street
   18   Chase Village Apartments                 Key          Multifamily    375 Marche Chase Drive
   41   Branbury Apartments                      Key          Multifamily    449 West 1720 North
   54   Orchard Hardware Plaza                   Key          Retail         8998-9116 Foothill Boulevard
   60   The Shoppes at Plantation                Key          Retail         6800-6830 Shoppes At Plantation Drive
   65   Raymour & Flanigan Showroom              Key          Retail         1855 Central Park Avenue-Route 100
   74   Holden Commons Shopping Center           Key          Retail         160-164 Reservoir Street
   75   Aurora Highlands                         Key          Retail         1700-1791 South Buckley Road
   85   St. Armand's Circle                      Key          Retail         443-455 John Ringling Boulevard
   94   Cross Creek Villas                       Key          Multifamily    4912 Alpine Ridge Drive
  103   Westchester Neighborhood School          Key          Office         5401 South Beethoven Street
  107   Social Security Administration Building  Key          Office         10824 North Central Expressway
  108   Cedar-Pine Grove Plaza                   Key          Retail         18 Broadway Road
  117   Monroe Plaza Shopping Center             Key          Retail         8527-8553 IH 45 South
  118   Columbia IV Shopping Center              Key          Retail         5422 Forest Drive
  134   Waterfall Plaza                          Key          Retail         5623-5725 Dixie Highway
  142   Centennial-Hanford Center PH I-C         Key          Retail         110, 112, 114, and 212 North 12th Avenue
  151   Storage Depot                            Key          Self Storage   3401 Airline Boulevard
  152   Groveport Square Neighborhood Shopping
        Center                                   Key          Retail         6011-6029 Groveport Road
  165   South Jordan Self Storage                Key          Self Storage   10188 South Redwood Road

                                                                                               ZIP   CUTOFF BALANCE
LOAN #  PROPERTY NAME                            CITY                COUNTY  STATE             CODE    (12/1/2005)
------  ---------------------------------------  ------------------  ------  ---------------  -----  --------------

   16   Hudson Park                              New York            NY      New York         10025   41,556,310.25
   18   Chase Village Apartments                 Eugene              OR      Lane             97401   35,000,000.00
   41   Branbury Apartments                      Provo               UT      Utah             84602   20,000,000.00
   54   Orchard Hardware Plaza                   Rancho Cucamonga    CA      San Bernardino   91730   15,400,000.00
   60   The Shoppes at Plantation                Fort Myers          FL      Lee              33912   14,025,000.00
   65   Raymour & Flanigan Showroom              Yonkers             NY      Westchester      10710   11,926,846.20
   74   Holden Commons Shopping Center           Holden              MA      Worcester        01520   10,875,000.00
   75   Aurora Highlands                         Aurora              CO      Arapahoe         80017   10,820,000.00
   85   St. Armand's Circle                      Sarasota            FL      Sarasota         34326    8,800,000.00
   94   Cross Creek Villas                       Columbia            MO      Boone            65202    7,000,000.00
  103   Westchester Neighborhood School          Los Angeles         CA      Los Angeles      90066    6,386,883.43
  107   Social Security Administration Building  Dallas              TX      Dallas           75231    6,236,085.00
  108   Cedar-Pine Grove Plaza                   Pemberton Township  NJ      Burlington       08015    6,178,335.37
  117   Monroe Plaza Shopping Center             Houston             TX      Harris           77017    5,357,102.56
  118   Columbia IV Shopping Center              Columbia            SC      Richland         29206    5,325,000.00
  134   Waterfall Plaza                          Waterford           MI      Oakland          48329    4,481,149.30
  142   Centennial-Hanford Center PH I-C         Hanford             CA      Kings            93230    3,995,479.91
  151   Storage Depot                            Portsmouth          VA      Portsmouth City  23701    2,990,604.87
  152   Groveport Square Neighborhood Shopping
        Center                                   Groveport           OH      Franklin         43125    2,900,000.00
  165   South Jordan Self Storage                South Jordan        UT      Salt Lake        84095    1,993,231.69

                                                 MORTGAGE       ORIGINAL      IO MONTHLY     IO ANNUAL   MONTHLY P&I
LOAN #  PROPERTY NAME                            LOAN SELLER     BALANCE     DEBT SERVICE  DEBT SERVICE  DEBT SERVICE
------  ---------------------------------------  -----------  -------------  ------------  ------------  ------------

   16   Hudson Park                              Key          41,700,000.00                                225,130.61
   18   Chase Village Apartments                 Key          35,000,000.00    147,858.80  1,774,305.56
   41   Branbury Apartments                      Key          20,000,000.00     90,405.09  1,084,861.11
   54   Orchard Hardware Plaza                   Key          15,400,000.00     71,693.77    860,325.28     87,536.15
   60   The Shoppes at Plantation                Key          14,025,000.00     62,804.08    753,648.96     77,881.48
   65   Raymour & Flanigan Showroom              Key          12,000,000.00                                 72,761.79
   74   Holden Commons Shopping Center           Key          10,875,000.00     50,444.14    605,329.69     61,678.84
   75   Aurora Highlands                         Key          10,820,000.00     48,909.16    586,909.86     60,420.36
   85   St. Armand's Circle                      Key           8,800,000.00     39,778.24    477,338.89     49,140.41
   94   Cross Creek Villas                       Key           7,000,000.00     31,523.50    378,281.94     39,001.84
  103   Westchester Neighborhood School          Key           6,400,000.00                                 36,258.23
  107   Social Security Administration Building  Key           6,250,000.00                                 33,895.97
  108   Cedar-Pine Grove Plaza                   Key           6,200,000.00                                 33,207.20
  117   Monroe Plaza Shopping Center             Key           5,375,000.00                                 30,350.25
  118   Columbia IV Shopping Center              Key           5,325,000.00     25,375.10    304,501.25     30,704.15
  134   Waterfall Plaza                          Key           4,500,000.00                                 25,268.89
  142   Centennial-Hanford Center PH I-C         Key           4,000,000.00                                 22,286.76
  151   Storage Depot                            Key           3,000,000.00                                 17,853.75
  152   Groveport Square Neighborhood Shopping
        Center                                   Key           2,900,000.00     12,692.20    152,306.39     15,888.41
  165   South Jordan Self Storage                Key           2,000,000.00                                 10,908.21

                                                                          PRIMARY     MASTER     TRUSTEE &
                                                  ANNUAL P&I   INTEREST  SERVICING  SERVICING  PAYING AGENT
LOAN #  PROPERTY NAME                            DEBT SERVICE  RATE (%)   FEE RATE   FEE RATE      FEE
------  ---------------------------------------  ------------  --------  ---------  ---------  ------------

   16   Hudson Park                              2,701,567.32    5.0500    0.03000    0.02000       0.00060
   18   Chase Village Apartments                                 5.0000    0.03000    0.02000       0.00060
   41   Branbury Apartments                                      5.3500    0.03000    0.02000       0.00060
   54   Orchard Hardware Plaza                   1,050,433.80    5.5100    0.03000    0.02000       0.00060
   60   The Shoppes at Plantation                  934,577.76    5.3000    0.03000    0.02000       0.00060
   65   Raymour & Flanigan Showroom                873,141.48    5.3700    0.03000    0.02000       0.00060
   74   Holden Commons Shopping Center             740,146.08    5.4900    0.03000    0.02000       0.00060
   75   Aurora Highlands                           725,044.32    5.3500    0.03000    0.02000       0.00060
   85   St. Armand's Circle                        589,684.92    5.3500    0.03000    0.02000       0.00060
   94   Cross Creek Villas                         468,022.08    5.3300    0.03000    0.02000       0.00060
  103   Westchester Neighborhood School            435,098.76    5.4800    0.03000    0.02000       0.00060
  107   Social Security Administration Building    406,751.64    5.0900    0.03000    0.02000       0.00060
  108   Cedar-Pine Grove Plaza                     398,486.40    4.9800    0.03000    0.02000       0.00060
  117   Monroe Plaza Shopping Center               364,203.00    5.4500    0.03000    0.02000       0.00060
  118   Columbia IV Shopping Center                368,449.80    5.6400    0.03000    0.02000       0.00060
  134   Waterfall Plaza                            303,226.68    5.4000    0.03000    0.02000       0.00060
  142   Centennial-Hanford Center PH I-C           267,441.12    5.3300    0.03000    0.02000       0.00060
  151   Storage Depot                              214,245.00    5.1800    0.03000    0.02000       0.00060
  152   Groveport Square Neighborhood Shopping
        Center                                     190,660.92    5.1800    0.03000    0.02000       0.00060
  165   South Jordan Self Storage                  130,898.52    5.1400    0.03000    0.02000       0.00060

                                                 MORTGAGE     BROKER STRIP              NET MORTGAGE
LOAN #  PROPERTY NAME                            LOAN SELLER      RATE      ADMIN. FEE  INTEREST RATE  ACCRUAL TYPE
------  ---------------------------------------  -----------  ------------  ----------  -------------  ------------

   16   Hudson Park                              Key                           0.05060        4.99940    Actual/360
   18   Chase Village Apartments                 Key                           0.05060        4.94940    Actual/360
   41   Branbury Apartments                      Key                           0.05060        5.29940    Actual/360
   54   Orchard Hardware Plaza                   Key                           0.05060        5.45940    Actual/360
   60   The Shoppes at Plantation                Key                           0.05060        5.24940    Actual/360
   65   Raymour & Flanigan Showroom              Key                           0.05060        5.31940    Actual/360
   74   Holden Commons Shopping Center           Key                           0.05060        5.43940    Actual/360
   75   Aurora Highlands                         Key                           0.05060        5.29940    Actual/360
   85   St. Armand's Circle                      Key                           0.05060        5.29940    Actual/360
   94   Cross Creek Villas                       Key                           0.05060        5.27940    Actual/360
  103   Westchester Neighborhood School          Key                           0.05060        5.42940    Actual/360
  107   Social Security Administration Building  Key                           0.05060        5.03940    Actual/360
  108   Cedar-Pine Grove Plaza                   Key                           0.05060        4.92940    Actual/360
  117   Monroe Plaza Shopping Center             Key                           0.05060        5.39940    30/360
  118   Columbia IV Shopping Center              Key                           0.10060        5.53940    Actual/360
  134   Waterfall Plaza                          Key                           0.05060        5.34940    Actual/360
  142   Centennial-Hanford Center PH I-C         Key                           0.10060        5.22940    Actual/360
  151   Storage Depot                            Key                           0.05060        5.12940    Actual/360
  152   Groveport Square Neighborhood Shopping
        Center                                   Key                           0.10060        5.07940    Actual/360
  165   South Jordan Self Storage                Key                           0.05060        5.08940    Actual/360

                                                 MORTGAGE           REMAINING  MATURITY/ARD  AMORT  REMAINING
LOAN #  PROPERTY NAME                            LOAN SELLER  TERM    TERM         DATE       TERM  AMORT TERM  TITLE TYPE
------  ---------------------------------------  -----------  ----  ---------  ------------  -----  ----------  ----------

   16   Hudson Park                              Key            84         81   9/1/2012       360         357  Leasehold
   18   Chase Village Apartments                 Key           120        117   9/1/2015         0           0  Fee
   41   Branbury Apartments                      Key           120        118   10/1/2015        0           0  Fee
   54   Orchard Hardware Plaza                   Key           120        117   9/1/2015       360         360  Fee
   60   The Shoppes at Plantation                Key           120        118   10/1/2015      360         360  Fee
   65   Raymour & Flanigan Showroom              Key           120        116   8/1/2015       300         296  Fee
   74   Holden Commons Shopping Center           Key           120        117   9/1/2015       360         360  Fee
   75   Aurora Highlands                         Key           120        118   10/1/2015      360         360  Fee
   85   St. Armand's Circle                      Key           120        119   11/1/2015      360         360  Fee
   94   Cross Creek Villas                       Key           120        117   9/1/2015       360         360  Fee
  103   Westchester Neighborhood School          Key           120        118   10/1/2015      360         358  Fee
  107   Social Security Administration Building  Key            77        75    3/1/2012       360         358  Fee
  108   Cedar-Pine Grove Plaza                   Key           120        117   9/1/2015       360         357  Fee
  117   Monroe Plaza Shopping Center             Key           120        117   9/1/2015       360         357  Leasehold
  118   Columbia IV Shopping Center              Key           120        116   8/1/2015       360         360  Fee
  134   Waterfall Plaza                          Key           120        116   8/1/2015       360         356  Fee
  142   Centennial-Hanford Center PH I-C         Key           120        119   11/1/2015      360         359  Fee
  151   Storage Depot                            Key           120        118   10/1/2015      300         298  Fee
  152   Groveport Square Neighborhood Shopping
        Center                                   Key           120        118   10/1/2015      360         360  Fee
  165   South Jordan Self Storage                Key           120        117   9/1/2015       360         357  Fee

                                                       MORTGAGE      ARD                                           ENVIRONMENTAL
LOAN #  PROPERTY NAME                                  LOAN SELLER  (Y/N)              ARD STEP UP (%)              REPORT TYPE
------  ---------------------------------------------  -----------  -----  --------------------------------------  -------------

   16   Hudson Park                                    Key          No                                               7/29/2005
   18   Chase Village Apartments                       Key          No                                                8/5/2005
   41   Branbury Apartments                            Key          No                                               8/31/2005
   54   Orchard Hardware Plaza                         Key          No                                               7/20/2005
   60   The Shoppes at Plantation                      Key          No                                                7/5/2005
   65   Raymour & Flanigan Showroom                    Key          Yes    Greater of: (i) Initial Interest Rate
                                                                           plus 2% or (ii) Treasury Rate plus 2%.    7/12/2005
   74   Holden Commons Shopping Center                 Key          No                                               3/31/2005
   75   Aurora Highlands                               Key          No                                               8/15/2005
   85   St. Armand's Circle                            Key          No                                               8/26/2005
   94   Cross Creek Villas                             Key          No                                               7/14/2005
  103   Westchester Neighborhood School                Key          Yes    Greater of: (i) Initial Interest Rate
                                                                           plus 2% or (ii) Treasury Rate plus 2%.    8/16/2005
  107   Social Security Administration Building        Key          No                                               8/11/2005
  108   Cedar-Pine Grove Plaza                         Key          No                                                8/5/2005
  117   Monroe Plaza Shopping Center                   Key          No                                               7/27/2005
  118   Columbia IV Shopping Center                    Key          No                                               4/29/2005
  134   Waterfall Plaza                                Key          No                                               7/21/2005
  142   Centennial-Hanford Center PH I-C               Key          No                                               8/19/2005
  151   Storage Depot                                  Key          No                                               8/15/2005
  152   Groveport Square Neighborhood Shopping Center  Key          No                                               8/12/2005
  165   South Jordan Self Storage                      Key          No                                               7/14/2005

                                                                    ENVIRONMENTAL
                                                       MORTGAGE       INSURANCE      CROSS-       CROSS-
LOAN #  PROPERTY NAME                                  LOAN SELLER      (Y/N)      DEFAULTED  COLLATERALIZED
------  ---------------------------------------------  -----------  -------------  ---------  --------------

   16   Hudson Park                                    Key          No
   18   Chase Village Apartments                       Key          No
   41   Branbury Apartments                            Key          No
   54   Orchard Hardware Plaza                         Key          No
   60   The Shoppes at Plantation                      Key          No
   65   Raymour & Flanigan Showroom                    Key
                                                                    No
   74   Holden Commons Shopping Center                 Key          No
   75   Aurora Highlands                               Key          No
   85   St. Armand's Circle                            Key          No
   94   Cross Creek Villas                             Key          No
  103   Westchester Neighborhood School                Key
                                                                    No
  107   Social Security Administration Building        Key          No
  108   Cedar-Pine Grove Plaza                         Key          No
  117   Monroe Plaza Shopping Center                   Key          No
  118   Columbia IV Shopping Center                    Key          No
  134   Waterfall Plaza                                Key          No
  142   Centennial-Hanford Center PH I-C               Key          No
  151   Storage Depot                                  Key          No
  152   Groveport Square Neighborhood Shopping Center  Key          No
  165   South Jordan Self Storage                      Key          No

                                                                                                                 UPFRONT
                                                       MORTGAGE     DEFEASANCE  LETTER OF   LOCKBOX  HOLDBACK     ENG.
LOAN #  PROPERTY NAME                                  LOAN SELLER    ALLOWED     CREDIT   IN-PLACE     AMT      RESERVE
------  ---------------------------------------------  -----------  ----------  ---------  --------  --------  ----------

   16   Hudson Park                                    Key          Yes             No     No                   28,125.00
   18   Chase Village Apartments                       Key          Yes             No     No
   41   Branbury Apartments                            Key          Yes             No     No                  112,500.00
   54   Orchard Hardware Plaza                         Key          Yes            Yes     No                   87,875.00
   60   The Shoppes at Plantation                      Key          Yes             No     No
   65   Raymour & Flanigan Showroom                    Key          No              No     Yes

   74   Holden Commons Shopping Center                 Key          Yes             No     No
   75   Aurora Highlands                               Key          Yes             No     No                  306,291.00
   85   St. Armand's Circle                            Key          Yes             No     No                  128,794.00
   94   Cross Creek Villas                             Key          Yes             No     No
  103   Westchester Neighborhood School                Key          Yes            Yes     No

  107   Social Security Administration Building        Key          Yes             No     Yes
  108   Cedar-Pine Grove Plaza                         Key          Yes             No     No
  117   Monroe Plaza Shopping Center                   Key          No              No     No         265,000
  118   Columbia IV Shopping Center                    Key          Yes             No     No
  134   Waterfall Plaza                                Key          No              No     No
  142   Centennial-Hanford Center PH I-C               Key          Yes             No     No         150,000
  151   Storage Depot                                  Key          Yes             No     No
  152   Groveport Square Neighborhood Shopping Center  Key          Yes             No     No                   66,914.00
  165   South Jordan Self Storage                      Key          Yes             No     No

                                                                     UPFRONT    UPFRONT     UPFRONT     UPFRONT    UPFRONT
                                                       MORTGAGE       CAPEX      ENVIR.      TI/LC      RE TAX    INSURANCE
LOAN #  PROPERTY NAME                                  LOAN SELLER   RESERVES   RESERVE     RESERVE     RESERVE    RESERVE
------  ---------------------------------------------  -----------  ---------  ---------  ----------  ----------  ---------

   16   Hudson Park                                    Key                                             25,279.00  31,523.62
   18   Chase Village Apartments                       Key          11,188.00                         228,222.92  46,838.09
   41   Branbury Apartments                            Key          14,301.75                          81,897.54   7,054.95
   54   Orchard Hardware Plaza                         Key           2,484.00  50,000.00               81,184.44  13,702.50
   60   The Shoppes at Plantation                      Key             892.83               1,250.00              44,815.05
   65   Raymour & Flanigan Showroom                    Key             500.00                          70,726.74

   74   Holden Commons Shopping Center                 Key           1,228.92   2,000.00               21,874.01
   75   Aurora Highlands                               Key           1,518.17               1,667.00   59,823.26
   85   St. Armand's Circle                            Key             292.67               2,777.78
   94   Cross Creek Villas                             Key                                             24,318.63  12,600.00
  103   Westchester Neighborhood School                Key             842.00                          68,586.31

  107   Social Security Administration Building        Key
  108   Cedar-Pine Grove Plaza                         Key                                120,000.00
  117   Monroe Plaza Shopping Center                   Key                                             66,923.73
  118   Columbia IV Shopping Center                    Key                                  1,667.00   66,000.00   5,307.05
  134   Waterfall Plaza                                Key             534.00   1,000.00    1,780.00    5,606.17   6,457.94
  142   Centennial-Hanford Center PH I-C               Key             207.00               1,075.00                 945.00
  151   Storage Depot                                  Key                                                         4,575.20
  152   Groveport Square Neighborhood Shopping Center  Key             233.58              25,000.00   17,541.12
  165   South Jordan Self Storage                      Key             592.00                          22,333.43   3,058.82

                                                       MORTGAGE    UPFRONT
                                                       LOAN         OTHER
LOAN #  PROPERTY NAME                                  SELLER      RESERVE   UPFRONT OTHER DESCRIPTION
------  ---------------------------------------------  --------  ----------  -------------------------------------------------------

   16   Hudson Park                                    Key
   18   Chase Village Apartments                       Key
   41   Branbury Apartments                            Key       125,000.00  DSCR Escrow
   54   Orchard Hardware Plaza                         Key        15,000.00  SNDA Holdback
   60   The Shoppes at Plantation                      Key        36,550.00  Lease up escrow.

   65   Raymour & Flanigan Showroom                    Key         1,022.75  Water District Escrow
   74   Holden Commons Shopping Center                 Key
   75   Aurora Highlands                               Key       156,000.00
   85   St. Armand's Circle                            Key       169,152.00  Lease Up Escrow(100,000.00); Holdback Escrow(69,152.00)
   94   Cross Creek Villas                             Key

  103   Westchester Neighborhood School                Key
  107   Social Security Administration Building        Key
  108   Cedar-Pine Grove Plaza                         Key
  117   Monroe Plaza Shopping Center                   Key        43,575.00  Ground Lease Reserve
  118   Columbia IV Shopping Center                    Key        96,274.82  Holdback Escrow
  134   Waterfall Plaza                                Key
  142   Centennial-Hanford Center PH I-C               Key        21,399.00  Holdback Escrow
  151   Storage Depot                                  Key
  152   Groveport Square Neighborhood Shopping Center  Key       250,000.00  Lease up escrow
  165   South Jordan Self Storage                      Key

                                                       MORTGAGE   MONTHLY    MONTHLY   MONTHLY   MONTHLY RE   MONTHLY
                                                       LOAN        CAPEX     ENVIR.     TI/LC        TAX     INSURANCE
LOAN #  PROPERTY NAME                                  SELLER     RESERVE    RESERVE   RESERVE     RESERVE    RESERVE
------  ---------------------------------------------  --------  ---------  --------  ---------  ----------  ---------

   16   Hudson Park                                    Key                                         8,426.33   6,304.73
   18   Chase Village Apartments                       Key       11,188.00                        45,644.58   6,691.15
   41   Branbury Apartments                            Key       14,301.75                         6,824.80   3,527.48
   54   Orchard Hardware Plaza                         Key                                        13,530.74   1,522.50
   60   The Shoppes at Plantation                      Key          892.83             1,250.00    9,887.50   4,979.45

   65   Raymour & Flanigan Showroom                    Key          500.00                        12,808.56
   74   Holden Commons Shopping Center                 Key        1,228.92                         9,192.31
   75   Aurora Highlands                               Key        1,518.17             1,667.00   14,955.82
   85   St. Armand's Circle                            Key          292.67             2,777.78
   94   Cross Creek Villas                             Key                                         2,702.07   1,575.00

  103   Westchester Neighborhood School                Key          842.00                         9,798.05
  107   Social Security Administration Building        Key
  108   Cedar-Pine Grove Plaza                         Key
  117   Monroe Plaza Shopping Center                   Key                             3,300.00    7,435.97
  118   Columbia IV Shopping Center                    Key                             1,667.00    8,250.00   1,326.76
  134   Waterfall Plaza                                Key          534.00             1,780.00    5,606.17   1,291.59
  142   Centennial-Hanford Center PH I-C               Key          207.00             1,075.00                 315.00
  151   Storage Depot                                  Key                                         2,646.35     571.90
  152   Groveport Square Neighborhood Shopping Center  Key          233.58                         3,508.23
  165   South Jordan Self Storage                      Key          592.00                         2,233.34     436.98

                                                       MORTGAGE  MONTHLY     OTHER
                                                       LOAN       OTHER      MONTH       TOTAL   UNIT OF   GRACE   LOAN
LOAN #  PROPERTY NAME                                  SELLER    RESERVE  DESCRIPTION  SF/UNITS  MEASURE  PERIOD  GROUP
------  ---------------------------------------------  --------  -------  -----------  --------  -------  ------  -----

   16   Hudson Park                                    Key                                  171  Units       5      1
   18   Chase Village Apartments                       Key                                  537  Units       5      2
   41   Branbury Apartments                            Key                                  311  Units       5      2
   54   Orchard Hardware Plaza                         Key                              145,957  SF          5      1
   60   The Shoppes at Plantation                      Key                               71,428  SF          5      1

   65   Raymour & Flanigan Showroom                    Key                               40,000  SF          5      1
   74   Holden Commons Shopping Center                 Key                               98,313  SF          5      1
   75   Aurora Highlands                               Key                              130,701  SF          5      1
   85   St. Armand's Circle                            Key                               23,413  SF          5      1
   94   Cross Creek Villas                             Key                                   80  Units       5      2

  103   Westchester Neighborhood School                Key                               50,449  SF          5      1
  107   Social Security Administration Building        Key                               27,200  SF          5      1
  108   Cedar-Pine Grove Plaza                         Key                               79,306  SF          5      1
  117   Monroe Plaza Shopping Center                   Key                               74,525  SF          5      1
  118   Columbia IV Shopping Center                    Key                               42,523  SF          5      1
  134   Waterfall Plaza                                Key                               42,728  SF          5      1
  142   Centennial-Hanford Center PH I-C               Key                               16,580  SF          5      1
  151   Storage Depot                                  Key                               60,925  SF          5      1
  152   Groveport Square Neighborhood Shopping Center  Key                               80,931  SF          5      1
  165   South Jordan Self Storage                      Key                               47,560  SF          5      1